Results from the Cibotercept TROPOS PAH Phase 2 Trial May 29, 2025

TROPOS Update Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. Examples of these forward-looking statements include statements concerning: Keros’ expectations regarding its strategy, progress, design and objectives for cibotercept (KER-012). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward- looking statements. These risks and uncertainties include, among others: Keros’ limited operating history and historical losses; Keros’ ability to raise additional funding to complete the development and any commercialization of its product candidates; Keros’ dependence on the success of its product candidates, KER-065, cibotercept and elritercept; that Keros may be delayed in initiating, enrolling or completing any clinical trials; competition from third parties that are developing products for similar uses; Keros’ ability to obtain, maintain and protect its intellectual property; and Keros’ dependence on third parties in connection with manufacturing, clinical trials and preclinical studies. These and other risks are described more fully in Keros’ filings with the Securities and Exchange Commission (“SEC”), including the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 6, 2025, and its other documents subsequently filed with or furnished to the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, Keros undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Disclaimer 2

TROPOS Update Cibotercept (KER-012) and Pulmonary Arterial Hypertension (PAH) Cibotercept is an investigational modified activin receptor IIB ligand trap ▸Designed to rebalance TGF-β superfamily signaling, with preferential inhibition of select ligands (activin A, activin B, GDF8 and GDF11), and reduced BMP inhibition Vascular remodeling restricts blood flow in the lungs and forces the heart to work harder Pulmonary Arterial Hypertension The inappropriate vascular remodeling in PAH is driven by imbalanced TGF-β signaling PAH is a debilitating disease characterized by elevated pulmonary vascular resistance due to increased vascular smooth muscle cell proliferation and inflammation ▸Despite current treatment options, the 5-year survival remains only slightly above 50% ▸ PAH is associated with imbalanced TGF-β superfamily signaling, including insufficient bone morphogenic protein (BMP) signaling and increased signaling by activins and GDFs • A third-party Phase 3 clinical trial of sotatercept1 demonstrated the importance of the TGF-β superfamily in patients with PAH • Maximum dose of sotatercept in PAH is limited to 0.7 mg/kg in the clinical trial due to increased hemoglobin observed in earlier-phase clinical trials2,3,4 1. Hoeper M, et al. New Eng J Med 2023; 388 (16):1478-90; 2. Sherman et al 2013 J. Clin Pharmacol 53(11) 1121–1130; 3. Humbert M et al, New Engl J Med 2023; 384:1204-15; 4. Cappellini MD et al. Haematologica 2019; 104(3) 477-484; GDF = growth differentiation factor 3

TROPOS Update 4 TROPOS Trial Dose Levels Selected Based on Results from Toxicology Studies and Phase 1 Clinical Trial  Preclinical safety studies established NOAEL of 50 mg/kg dosed every two weeks1  Keros completed a Phase 1 randomized, double-blind, placebo-controlled clinical trial to evaluate single and multiple ascending doses of cibotercept in healthy volunteers. The primary objectives of the trial were safety, tolerability and pharmacokinetics.  In this Phase 1 clinical trial2: • Monthly dosing for 3 months was generally well tolerated at doses up to 4.5 mg/kg • Changes in bone biomarkers (BSAP) and bone mineral density (BMD) were observed, suggesting that modulation of TGF-β superfamily signaling was demonstrated at all dose levels tested 1. Sannajust S et al American College of Toxicology 2024 Annual Meeting; 2. Natarajan H, et al. American Society of Bone and Mineral Research 2023 NOAEL= no observed adverse effect level; BSAP = bone specific alkaline phosphatase; BMD = bone mineral density 0 20 40 60 80 BSAP Change Day 2 through 85 BS AP m ax im um % c ha ng e (m ea n ± SE M )

TROPOS PAH Phase 2 Trial Design

Note: dosing halted before trial completion due to safety findings

TROPOS is a Phase 2 randomized, double-blind, placebo-controlled trial to compare the efficacy and safety of cibotercept versus placebo when added to standard of care for the treatment of PAH



Trial Population
▪ N = 90, up to 115
▪ PAH
▪ WHO FC II or III
▪ Stable background therapy for PAH
▪ 6MWD = 150 – 500M
Randomization
2:2:2:3
24-Week
Treatment Period
Double-blind, placebo-controlled
Primary Analysis
72-Week
Extension Period
Double-blind, all active
Extension Analysis
1.5 mg/kg cibotercept (Q4W)
3.0 mg/kg cibotercept (Q4W)
4.5 mg/kg cibotercept (Q4W)
Placebo (Q4W)
3.0 mg/kg cibotercept (Q4W)
Endpoints (EP)
(Primary Analysis at Week 24)
▪ 1° EP = Δ PVR
▪ Key 2° EP = Δ 6MWD
▪ Other 2° EP:
• Safety, tolerability
• Δ Hemodynamics
• Δ WHO FC
• Δ NT-proBNP
• Biomarkers

- **Dec. 12, 2024:** Due to the incidence of pericardial effusions, dosing was halted for patients receiving 3.0 or 4.5 mg/kg cibotercept. Subsequently, patients in the placebo arm, upon entering the extension period, were rolled over to 1.5 mg/kg instead of 3.0 mg/kg cibotercept.
- **Jan. 15, 2025:** Due to the incidence of pericardial effusions, dosing was halted (including 1.5 mg/kg cibotercept) for all patients.

Q4W = every 4 weeks; WHO FC = World Health Organization Functional Class; PVR = pulmonary vascular resistance, 6MWD = 6-minute walk distance; NT-proBNP = N-terminal pro B-type natriuretic peptide

TROPOS Update
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Baseline Characteristics

Cibotercept TROPOS PAH Phase 2 Trial

Baseline Characteristics	Placebo N=39	Cibotercept 1.5 mg/kg N=24	Cibotercept 3.0 mg/kg N=25	Cibotercept 4.5 mg/kg N=25	Cibotercept all doses N=74
Female – no. (%)	28 (72)	17 (71)	20 (80)	18 (72)	55 (74)
Age (yr) – mean ± SD	45 ± 14	45 ± 11	47 ± 16	47 ± 16	47 ± 14
Time since diagnosis (yr) – mean ± SD	5.7 ± 4.8	7.5 ± 6.8	8.1 ± 6.0	7.7 ± 6.8	7.8 ± 6.5
Classification of PAH – no. (%)					
Idiopathic	25 (64)	16 (67)	16 (64)	13 (52)	45 (61)
Heritable	5 (13)	5 (21)	3 (12)	5 (20)	13 (18)
Asso. w connective-tissue disease	7 (18)	1 (4)	4 (16)	5 (20)	10 (14)
Drug / toxin – induced	0	0	1 (4)	1 (4)	2 (3)
Assoc. w corrected congenital shunts	2 (5)	2 (8)	1 (4)	1 (4)	4 (5)
WHO FC – no. (%)					
II	24 (62)	14 (58)	11 (44)	14 (56)	39 (53)
III	15 (39)	10 (42)	14 (56)	11 (44)	35 (47)
Standard therapy for PAH – no. (%)					
Prostacyclin infusion therapy (IV + SQ)	15 (39)	8 (33)	14 (56)	11 (44)	33 (45)
Monotherapy	0	0	0	3 (12)	3 (4)
Double Therapy	14 (36)	6 (25)	6 (24)	7 (28)	19 (26)
Triple Therapy	25 (64)	18 (75)	19 (76)	15 (60)	52 (70)
6-Minute walk distance (m) – mean ± SD	418 ± 79	448 ± 64	399 ± 94	403 ± 77	416 ± 81
NT-proBNP (ng/L) – mean ± SD	770 ± 1043	367 ± 419	1301 ± 1479	896 ± 1023	855 ± 1120
PVR (dyn · sec · cm^{-5}) – mean ± SD	871 ± 488	721 ± 297	925 ± 481	758 ± 298	803 ± 375

IV= intravenous; SD=standard deviation; SQ=subcutaneous

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Patient Disposition

Cibotercept TROPOS PAH Phase 2 Trial

Incomplete treatment duration and trial visit participation due to trial modifications based on the observation of pericardial effusions limit the interpretation of data

Description – N (%)	Placebo N = 39	Cibotercept 1.5 mg/kg N = 24	Cibotercept 3.0 mg/kg N = 25	Cibotercept 4.5 mg/kg N = 25	Cibotercept All doses N = 74
Safety population	39 (100)	24 (100)	25 (100)	25 (100)	74 (100)
Efficacy population (Full Analysis Set)	39 (100)	24 (100)	25 (100)	25 (100)	74 (100)
Discontinued during 24-week treatment period	22 (56)	12 (50)	19 (76)	18 (72)	49 (66)
Primary Reason for Premature Discontinuation of 24-week Treatment					
Sponsor Request[1]	18 (46)	9 (38)	14 (56)	12 (48)	35 (47)
Adverse Events	2 (5)	2 (8)	4 (16)	5 (20)	11 (15)
Disease progression or clinical worsening	1 (3)	1 (4)	0	1 (4)	2 (3)
Withdrawal of Consent	1 (3)	0	0	0	0
Protocol Deviation	0	0	1 (4)	0	1 (1)
Duration of treatment with IMP (weeks)[2]					
Mean (SD)	21.3 (4.0)	22.1 (3.1)	17.8 (6.4)	17.9 (5.5)	19.3 (5.5)
Median (range)	23.6 (5.4-25.3)	24.0 (16.1-25.0)	16.1 (4.1-24.7)	16.1 (7.9-24.4)	20.2 (4.1-25.0)

IMP=investigational medicinal product
Safety population was defined as all randomized patients who received at least one dose of IMP; Efficacy population was defined as all randomized patients.
[1]On Dec. 12, 2024, Keros announced that it voluntarily halted dosing in the 3.0 mg/kg and 4.5 mg/kg cibotercept treatment arms for safety reasons; on Jan. 15, 2025, Keros announced that it would be terminating the trial early for safety reasons.
[2]Duration of treatment during 24-week treatment period was defined as the duration from the date of first IMP administration until the treatment end date, defined as the earliest of the Week 24 visit, 28 days after the last IMP administration, and end of study visit date.

TROPOS Update 7

Treatment Emergent Adverse Events During 24-Week Treatment

Cibotercept TROPOS PAH Phase 2 Trial

Treatment Emergent Adverse Events – N (%)	Placebo N=39	Cibotercept 1.5 mg/kg N=24	Cibotercept 3.0 mg/kg N=25	Cibotercept 4.5 mg/kg N=25	Cibotercept All doses N=74
Any TEAE	25 (64.1)	23 (95.8)	23 (92.0)	23 (92.0)	69 (93.2)
TESAE	5 (12.8)	2 (8.3)	3 (12.0)	9 (36.0)	14 (18.9)
TEAE Leading to Death[1]	1 (2.6)	0	1 (4.0)	1 (4.0)	2 (2.7)
TEAE Leading to Discontinuation	2 (5.1)	3 (12.5)	4 (16.0)	5 (20.0)	12 (16.2)
Most Frequent TEAEs (>10%[2])					
Pericardial effusion	4 (10.3)	6 (25.0)	10 (40.0)	10 (40.0)	26 (35.1)
Headache	4 (10.3)	4 (16.7)	2 (8.0)	5 (20.0)	11 (14.9)
Dyspnoea	1 (2.6)	3 (12.5)	2 (8.0)	4 (16.0)	9 (12.2)
Fatigue	1 (2.6)	2 (8.3)	4 (16.0)	3 (12.0)	9 (12.2)
Injection site erythema	1 (2.6)	0	2 (8.0)	6 (24.0)	8 (10.8)
Injection site pain	0	5 (20.8)	2 (8.0)	1 (4.0)	8 (10.8)

TEAE – treatment-emergent adverse event; TESAE – treatment-emergent serious adverse event
The number and percentage of patients experiencing at least one event in the specified category were summarized.
[1]Placebo patient experienced right heart failure exacerbation; 3.0 mg/kg cibotercept patient and 4.5 mg/kg cibotercept patient had worsening PAH. All deaths were unrelated to treatment.
[2] >10% based on the all doses of cibotercept.

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Pericardial Effusions During 24-Week Treatment

Cibotercept TROPOS PAH Phase 2 Trial

Pericardial Effusions – N (%)	Placebo N = 39	Cibotercept 1.5 mg/kg N = 24	Cibotercept 3.0 mg/kg N = 25	Cibotercept 4.5 mg/kg N = 25	Cibotercept All doses N = 74
Incidence[1]	4 (10.3)	6 (25.0)	10 (40.0)	10 (40.0)	26 (35.1)
Maximum Severity[1]					
Grade 1	0	1 (4.2)	1 (4.0)	0	2 (2.7)
Grade 2	3 (7.7)	4 (16.7)	7 (28.0)	8 (32.0)	19 (25.7)
Grade 3	1 (2.6)	1 (4.2)	1 (4.0)	1 (4.0)	3 (4.1)
Grade 4	0	0	1 (4.0)	1 (4.0)	2 (2.7)
Grade 5	0	0	0	0	0
Detection[2]					
Surveillance	3 (75)	5 (83)	7 (70)	5 (50)	17 (65)
Clinical Monitoring/Symptomatic	1 (25)	1 (17)	3 (30)	5 (50)	9 (35)
Outcomes[2]					
Resolved (%)	2 (50)	0 (0)	2 (20)	3 (30)	5 (19)
Resolved or Resolving (%)	3 (75)	3 (50)	6 (60)	7 (70)	16 (62)
Treatment Used (%)	0	2 (33)	2 (20)	4 (40)	8 (31)
Time to resolution (days) [3]					
Mean (SD)	45.5 (21.9)	NA	47.0 (14.1)	115.0 (179.3)	87.8 (132.3)
Median (range)	45.5 (30.0, 61)	NA	47.0 (37.0, 57.0)	15.0 (8.0, 322.0)	37.0 (8.0, 322.0)

[1] The number and percentage of patients experiencing at least one event relative to the safety population in the specified category were summarized.
[2] The number and percentage of patients experiencing at least one event relative to the safety population with treatment emergent pericardial effusion in the specified category were summarized.
[3] Time to resolution was summarized for the resolved pericardial effusion events only.

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9

TROPOS Update 10 Pericardial Effusions  The TROPOS trial population had a background rate of pericardial effusions • Placebo arm had 10% incidence rate of pericardial effusions • This observation of background pericardial effusions in patients with PAH has been reported previously1 • The background rate of pericardial effusions in this trial was higher than those seen in randomized, controlled trials of sotatercept2  A dose-dependent signal seen for pericardial effusions for cibotercept • Higher incidence in cibotercept arms relative to placebo • Higher incidence rate and severity in the 3.0 and 4.5 mg/kg arms compared to 1.5 mg/kg arm 1Shimony A, et al. Can J Cardiol 2013; 29:678-82. 2Humbert M et al. New Engl J Med 2021; 384:1204-15. Hoeper M et al. New Engl J Med 2023; 388:1478-90.

TROPOS Update 11 Primary Endpoint: Change from Baseline in Pulmonary Vascular Resistance at Week 24 Cibotercept TROPOS PAH Phase 2 Trial Change from Baseline at Week 24 dyn · sec · cm−5 Placebo N=20 Cibotercept 1.5 mg/kg N=16 Cibotercept 3.0 mg/kg N=9 Cibotercept 4.5 mg/kg N=9 Cibotercept All doses N=34 Median (range) Hodges-Lehman estimate of median difference versus placebo (SE) -48 (-626, 541) N/A -15 (-511, 1809) 10 (64) -73 (-305, 191) -45 (77) -81 (-325, 43) -99 (72) -43 (-511, 1809) -29 (51) Placebo 1.5 mg/kg 3.0 mg/kg 4.5 mg/kg Pooled -200 -100 0 100 200 300 Change from Baseline at Week 24 PV R (d yn •s •c m -5 , M ea n ± SE M ) Cibotercept N = 20 16 9 9 34 Note: PVR at Week 24 was evaluated in a subset of patients only due to the dosing halts. The analysis was based on observed data only without imputation for missing data.

TROPOS Update 12 Secondary Endpoints: 6MWD, WHO-FC and NT-ProBNP at Week 24 Cibotercept TROPOS PAH Phase 2 Trial Change from Baseline at Week 24 Placebo Cibotercept 1.5 mg/kg Cibotercept 3.0 mg/kg Cibotercept 4.5 mg/kg Cibotercept All doses 6MWD (m), N Median (range) Hodges-Lehman estimate of median difference versus placebo (SE) 23 3 (-82, 104) N/A 16 13 (-57, 232) 8 (12) 8 5 (-272, 89) 0 (16) 9 -8 (-54, 75) -15 (17) 33 8 (-272, 232) 0 (10) WHO Functional Class Improvement1 Responder, n/N (%) 2/23 (9) 5/17 (29) 3/8 (38) 0/10 (0) 8/35 (23) NT-proBNP (ng/L), N Median (range) Hodges-Lehman estimate of median difference versus placebo (SE) 22 -7 (-562, 736) N/A 15 0 (-981, 262) -9 (50) 8 -36 (-482, 88) -51 (64) 8 -4 (-148, 544) 6 (52) 31 -9 (-981, 544) -14 (32) 6MWD, WHO-FC and NT-proBNP at Week 24 was evaluated in a subset of patients only due to the dosing halts. The analysis was based on observed data only without imputation for missing data. 1WHO/NYHA Functional Class Improvement is defined as decrease by >1 class

TROPOS Update 13 Summary Keros will not be developing cibotercept further in PAH  Ability to interpret 24-week data is limited due to incomplete treatment duration and trial visit participation  A dose-dependent signal for pericardial effusions was observed for cibotercept in this PAH population  Through the treatment duration in the analysis from this data cutoff, no major signal for hemoglobin increases, thrombocytopenia, bleeding events, or telangiectasias was observed relative to placebo  No clinically meaningful improvement in PVR or 6MWD was observed

TROPOS Update 14 Acknowledgements We thank all of the patients, their families, the TROPOS investigators and site staff who participated in the trial